Derivative Liability	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liability

NOTE 5: DERIVATIVE LIABILITY

Management determined that liabilities created by a beneficial conversion feature associated with the issuance of a convertible note payable (see Note 4) meets the criteria of a derivative and is required to be measured at fair value. The fair value of this derivative liability was determined based on management’s estimate of the expected future cash flows required to settle the liability. This valuation technique involves management’s estimates and judgment based on unobservable inputs and is classified in level 3.

Derivative liability as of December 31, 2016	$19,700
Change in fair value of derivative liability	276,100

Derivative liability as of December 31, 2017	$295,800

The amount of net loss for the period attributable to the unrealized losses relating to liability still held at the reporting date	$276,100